Shareholders of Fortune Bank, Yakima National Bank
Approve Merger with HomeStreet

SEATTLE - September 27, 2013 - HomeStreet Bank and its holding company, HomeStreet, Inc. (NASDAQ:HMST) announced today that the shareholders of Fortune Bank, a Washington state-chartered bank (“Fortune”), and YNB Financial Services Corp., the parent company of Yakima National Bank, a national banking association (“Yakima National”), voted to approve separate definitive agreements in which HomeStreet Bank will acquire the two financial institutions. The definitive agreements were approved by more than 86 percent of outstanding shares of Fortune’s shareholders and by more than 91 percent of outstanding shares of Yakima National’s shareholders at separate meetings held on September 25, 2013. The proposed transactions are subject to regulatory approval and are currently expected to close in the fourth quarter of 2013.

The acquisition of the two banks, along with the pending acquisition of two retail deposit branches from AmericanWest Bank, will increase the net number of HomeStreet retail deposit branches to 29.

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Forward-Looking Statements
This press release contains forward-looking statements concerning HomeStreet, Inc. and HomeStreet Bank and their operations, performance, financial conditions and likelihood of success. All statements other than statements of historical fact are forward-looking statements. In particular, statements about the timing and likelihood of the consummation of the acquisitions, regulatory approvals and the successful integration of their employees and customers, as well as statements that anticipate these events, are forward looking in nature. Forward-looking statements are based on many beliefs, assumptions, estimates and expectations of our future performance, taking into account information currently available to us, and include statements about the competitiveness of the banking industry. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond HomeStreet’s control. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date.

We caution readers that a number of factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Among other things, our ability to obtain regulatory approval and our ability to retain the assets and customers related to these acquisitions, and our ability to realize the benefits expected from these transactions, may be limited due to future risks and uncertainties including, but not limited to, changes in general economic conditions that impact our markets and our business, actions by the Federal Reserve affecting monetary and fiscal policy, regulatory and legislative actions that may constrain our ability to do business, and the competitive environment. A discussion of the factors that we recognize to pose risk to the achievement of our business goals and our operational and financial objectives more generally is contained in our Quarterly Report on Form 10-Q for the period ended June 30, 2013. These factors are updated from time to time in our filings with the Securities and Exchange Commission, and readers of this release are cautioned to review those disclosures in conjunction with the discussions herein.

About HomeStreet, Inc.
HomeStreet, Inc. (NASDAQ:HMST) is a diversified financial services company headquartered in Seattle, Washington, and the holding company for HomeStreet Bank, a state-chartered, FDIC-insured savings bank. HomeStreet Bank offers consumer and business banking, investment and insurance products and services in the Pacific Northwest, California and Hawaii. Certain information about our business can be found on our investor relations web site, located at http://ir.homestreet.com.

HomeStreet, Inc.
Terri Silver, VP, Investor Relations & Corporate Communications
206-389-6303
terri.silver@homestreet.com
http://ir.homestreet.com

Source: HomeStreet, Inc.